UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 15, 2006
                                                 -------------------------------

                         FLATBUSH FEDERAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

          Federal                      000-50377                11-3700733
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(State or other jurisdiction    (Commission File Number)   (IRS Employer ID No.)
      of incorporation)

 2146 Nostrand Avenue, Brooklyn, New York                          11210
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 (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (718) 859-6800
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.  Results of Operations and Financial Condition

         The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

         On May 15, 2006, Flatbush Federal Bancorp, Inc. announced its earnings for quarter ended March 31, 2006 by press release. The press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.

Item 9.01.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired. Not Applicable
         (b) Pro forma financial information. Not Applicable
         (c) Exhibits

             Attached as Exhibit 99.1 is Flatbush Federal Bancorp, Inc.'s press release reporting earnings for quarter ended March 31, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                FLATBUSH FEDERAL BANCORP, INC.




                                                By:  /s/ Jesus R. Adia
                                                     -----------------
                                                        Jesus R. Adia
                                                        President and
                                                        Chief Executive Officer

DATE:    May 15, 2006
       ----------------





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                                  EXHIBIT INDEX

99.1      Press release dated May 15, 2006  reporting earnings for quarter ended
                              ------------
          March 31, 2006.